PAX WORLD GROWTH FUND, INC.

Supplement dated November 1, 2000 to the
Prospectus and Statement of Additional Information dated May 21, 1999*

         On June 8, 2000, certain changes to the Fund's fundamental investment policies were approved to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers.

         On June 8, 2000, Paul I. Gulden, Jr. joined Robert P. Colin as portfolio co-manager of the Fund. Mr. Gulden is the division head and chief investment officer of H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., a registered broker dealer the Fund has used and may continue to use to execute portfolio transactions ("H.G. Wellington"). Before joining H.G. Wellington in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

         On July 1, 2000, the law firm of Kurzman Karelsen & Frank, LLP ("KKF") succeeded Bresler Goodman & Unterman, LLP ("BGU") as general counsel to the Fund as a result of the merger of the practices of Lee D. Unterman (Secretary to the Fund) and Kevin J. Lake, formerly of BGU, into KKF.

         At the direction of the Board of Directors of the Fund, the Fund is waiving initial sales charges imposed on shares of the Fund purchased on and after November 1, 1999 until otherwise directed by the Board of Directors of the Fund.

         *This Supplement supersedes the Supplements dated November 1, 1999 and August 15, 2000 to the Prospectus and Statement of Additional Information dated May 21, 1999.